AMENDMENT
TO THE
TAX RECEIVABLE AGREEMENT
This amendment (this “Amendment”) to the Tax Receivable Agreement is made and entered into as of July 21, 2026 (the “Amendment Effective Date”), by and among GoHealth, Inc., a Delaware corporation (the “Corporation”) and certain of the TRA Holders (as defined in the Tax Receivable Agreement) (collectively, the “Parties”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Tax Receivable Agreement.
RECITALS
WHEREAS, the Parties are each party to that certain Tax Receivable Agreement, dated as of July 15, 2020 (the “TRA”).
WHEREAS, the Parties desire to amend the TRA as described herein.
NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
AMENDMENTS TO AGREEMENT
Section 1.1.Amendments to the TRA . The TRA is hereby amended as follows with effect on and following the Amendment Effective Date:
(a)The following definition shall be added to Article I, Section 1.1:
““Chapter 11 Plan” shall mean any plan of reorganization filed in the chapter 11 cases jointly administered under the case caption In re GoHealth, Inc., et al., No. 26-10914 (TMH).”
(b)The definition of “Change of Control” in Article I, Section 1.1 is hereby amended as follows, with additional language indicated by a double underline:
““Change of Control” means the occurrence of any of the following events:
(i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act but excluding any (A) employee benefit plan of such person and its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) or (B) “person” or “group” who, on the date of the consummation of the IPO, is the Beneficial Owner of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding voting securities) becomes the “beneficial owner” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of shares of Class A Common Stock, Class B Common Stock, preferred stock and/or any other class or classes of capital stock of the Corporation (if any) representing in the aggregate more than 50% of the voting power of all of the outstanding shares of capital stock of the Corporation entitled to vote, other than pursuant to the Chapter 11 Plan;
(ii) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated a transaction or series of related transactions for the sale, lease, exchange or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets (including a sale of all or substantially all of the assets of GoHealth Holdings), other than pursuant to the Chapter 11 Plan; or
(iii) the Corporation ceases to be the sole managing member of GoHealth Holdings, other than pursuant to the Chapter 11 Plan.1
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of (i) the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the Class A Common Stock, Class B Common Stock, preferred stock and/or any other class or classes of capital stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions, or (ii) the occurrence of transactions contemplated by the Chapter 11 Plan.
(c)Article III, Section 3.3(b) is hereby amended as follows, with additional language indicated by a double underline:
“Late Payments. If for any reason, including by virtue of the last sentence of Section 5.1, the Corporation is not able to fully satisfy its payment obligations to make all Tax Benefit Payments due in respect of a particular Taxable Year, then (i) Default Rate Interest will accrue pursuant to Section 5.2, (ii) the Corporation shall pay the available amount of such Tax Benefit Payments (and any applicable Default Rate Interest) in respect of such Taxable Year to each TRA Holder pro rata in line with Section 3.3(a) and (iii) no Tax Benefit Payment shall be made in respect of any Taxable Year until all Tax Benefit Payments (and any applicable Default Rate Interest) to all TRA Holders in respect of all prior Taxable Years have been made in full.”
(d)Article V, Section 5.1 is hereby amended as follows, with additional language indicated by a double underline:
“Subordination. Notwithstanding any other provision of this Agreement to the contrary, any payment required to be made by the Corporation to the TRA
1     GoHealth Holdings as used in this definition means GoHealth Holdings, LLC, a Delaware limited liability company.
2

Holders under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations owed in respect of secured indebtedness for borrowed money of the Corporation or its Subsidiaries (“Senior Obligations”) and shall rank pari passu in right of payment with all current or future obligations of the Corporation or its Subsidiaries that are not Senior Obligations. The Corporation shall not pay, and shall not be required to pay, any Tax Benefit Payment, including any Early Termination Payment, pursuant to this Agreement if such payment is not permitted under, or would result in a breach of, or event of default under, the First Lien Credit Agreement and/or the Super Priority Credit Agreement (collectively, the “Existing Credit Agreement”) or any other credit agreement, indenture, or other financing arrangement of the Corporation or its Subsidiaries.”
Section 1.2.Miscellaneous.
(a)Compliance with the TRA. The Parties acknowledge and agree that the amendments contemplated in this Amendment are made in accordance with the terms of the TRA (including, without limitation, the requirements set forth in Section 7.5(b) therein and satisfaction of the requisite TRA Holder Approval as defined in Article I, Section 1.1 of the TRA).
(b)No Other Changes. Except as modified by this Amendment, the TRA shall remain and continue in full force and effect. To the extent of any conflict or inconsistency between the terms of this Amendment, on the one hand, and the TRA, on the other hand, the terms of this Amendment shall prevail.
(c)Reservation of Rights. Except as explicitly contemplated by this Amendment, this Amendment shall not be deemed to be a waiver of any rights or remedies of any parties under the TRA, which are, in each case, expressly reserved.
(d)Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, with the same effect as if the signature on each such counterpart were on the same instrument. This Amendment may be executed by transfer of an originally signed document by facsimile, electronic or e-mail in PDF format, each of which will be as fully binding as an original document.
[Signature pages follow]
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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

CORPORATION:
GOHEALTH, INC.

By: /s/ Vijay Kotte
Name:    Vijay Kotte
Title:    Chief Executive Officer

GOHEALTH HOLDINGS:
GOHEALTH HOLDINGS, LLC
By:    GoHealth, Inc.
Its:    Managing Member

By: /s/ Vijay Kotte
Name:    Vijay Kotte
Title:    Chief Executive Officer

[Signature Page to Amendment to the Tax Receivable Agreement]

TRA HOLDERS:
CB BLIZZARD CO-INVEST HOLDINGS, L.P.

By: /s/ Bao Truong
Name: Bao Truong
Title: Authorized Signatory

CCP III AIV VII HOLDINGS, L.P.

By: /s/ Bao Truong
Name: Bao Truong
Title: Authorized Signatory

BLIZZARD AGGREGATOR, LLC

By: /s/ Bao Truong
Name: Bao Truong
Title: Authorized Signatory

BLIZZARD MANAGEMENT FEEDER, LLC

By: /s/ Bao Truong
Name: Bao Truong
Title: Authorized Signatory

[Signature Page to Amendment to the Tax Receivable Agreement]

NVX HOLDINGS, INC.

By: /s/ Brandon Cruz
Name: Brandon Cruz
Title: Manager

BCCJ, LLC

By: /s/ Brandon Cruz
Name: Brandon Cruz
Title: Manager
[Signature Page to Amendment to the Tax Receivable Agreement]

BLUE OWL CAPITAL CORPORATION

By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory

BLUE OWL CAPITAL CORPORATION II

By: /s/ Adam Forchheimer
Name: Adam Forchheimer
Title: Authorized Signatory

[Signature Page to Amendment to the Tax Receivable Agreement]

Northwest Equity Partners IX, LP
By: Itasca Partners IX, LP
Its: General Partner
By: Northwest Capital Management, LLC
Its: Managing Member

By: /s/ Charles P. Moorse
Name: Charles P. Moorse
Title: General Counsel
[Signature Page to Amendment to the Tax Receivable Agreement]

By: /s/ Jeffrey P. Greiner
Name: Jeffrey P. Greiner / Greiner Investments LLC
Title: President
[Signature Page to Amendment to the Tax Receivable Agreement]

By: /s/ Rahm Emanuel
Name: Rahm Emanuel

[Signature Page to Amendment to the Tax Receivable Agreement]

By: /s/ Alexander Timm
Name: Alexander Timm
Title: CEO
[Signature Page to Amendment to the Tax Receivable Agreement]